EXHIBIT 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

AMENDMENT NO. 1
TO
DATA SERVICES AND LICENSE AGREEMENT

    Reference is made to the Data Services and License Agreement (the “Agreement”), effective as of January 26, 2022, by and between Life360, Inc., a Delaware corporation (“Life360”), and Placer Labs Inc., a Delaware corporation (“Placer”). Unless otherwise defined, capitalized terms herein have the same meaning as in the Agreement.

    This AMENDMENT NO. 1 TO DATA SERVICES AND LICENSE AGREEMENT (this “Amendment”) is entered into by and between the parties as of June 8, 2022.

    WHEREAS: The parties have been operating under the Agreement, and now desire to amend and modify certain provisions therein.

    NOW, THEREFORE: Notwithstanding any other provisions in the Agreement, the parties agree, and the Agreement is accordingly amended and modified, as follows:

    1.     Section 2(f) of Attachment A of the Agreement is amended to add the following sub-sections (ii) and (iii):

[***]

[***]

    2.    In the event of any conflict between the Agreement and this Amendment, the provisions in this Amendment shall control. In all other respects, the Agreement shall remain in full force and effect.

    3.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of California, without reference to conflicts of laws principles that would require the application of the laws of a different jurisdiction.

    4.    This Amendment may be executed in counterparts, each of which will be considered an original and all of which together will constitute the same instrument, and may be executed by facsimile or electronic signature.

"Placer"		"Life360"
Placer Labs, Inc.		Life360, Inc.

By:	/s/ Naom Ben-Zvi	By:	/s/ Itamar Novick

Name:	Naom Ben-Zvi	Name:	Itamar Novick
Title:	CEO	Title:	Chief Business Officer